USAA Value FUND
Fund Shares (UVALX)  ■  Institutional Shares (UIVAX)  ■  Adviser Shares (UAVAX)
Summary Prospectus
December 1, 2018

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.
You can find the Fund’s prospectus and other information about the Fund (including the Fund’s SAI) online at www.usaa.com/ prospectus. You also can get this information at no cost by calling (800) 531-USAA (8722) or by sending an e-mail request to prospectus@usaa.com. The Fund’s prospectus and SAI dated December 1, 2018, are incorporated herein by reference.

Investment Objective
The USAA Value Fund (the Fund) seeks long-term growth of capital.
Fees and Expenses
The tables below describe the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses for the Fund Shares, Institutional Shares, and Adviser Shares are based on expenses incurred during the Fund’s most recently completed fiscal year.
Shareholder Fees
(fees paid directly from your investment)
Fund Shares	Inst. Shares	Adviser Shares
None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Fund Shares	Inst. Shares	Adviser Shares
Management Fee (fluctuates based on the Fund's performance relative to a securities market index)	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	None	None	0.25%
Other Expenses	0.31%	0.23%	0.37%
Total Annual Fund Operating Expenses	0.96%(a)	0.88%(a)	1.27%(a)
(a)The expense information in the table has been restated to reflect current fees.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund’s operating expenses remain the same, and (3) you redeem all of your shares at the end of the periods shown.
	1 Year	3 Years	5 Years	10 Years
Fund Shares	$98	$306	$531	$1,178
Inst. Shares	$90	$281	$488	$1,084
Adviser Shares	$129	$403	$697	$1,534
Portfolio Turnover
The Fund pays transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.
For the most recent fiscal year, the Fund’s portfolio turnover rate was 29% of the average value of its whole portfolio.
Principal Investment Strategy
The Fund invests its assets primarily in equity securities of companies that are considered to be undervalued. Although the Fund will invest primarily in U.S. securities, it may invest up to 20% of its total assets in foreign securities including securities issued in emerging markets.
Principal Risks
Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. The Fund is actively managed and the investment techniques and risk analyses used by the Fund’s manager(s) may not produce the desired results. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the Fund for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in the Fund.
The equity securities in the Fund’s portfolio are subject to stock market risk. A company’s stock price in general may decline over short or even extended periods, regardless of the success or failure of the company’s operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Equity securities tend to be more volatile than debt securities. In addition, to the degree the Fund invests in foreign securities, there is a possibility that the value of the Fund’s investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. These risks may be heightened to the extent the Fund invests in emerging market countries. Emerging market countries are less economically diverse and mature than more developed countries and tend to be politically less stable.

The Fund uses a value-oriented investment strategy to select investments. The strategy may be out of favor or may not produce the intended results over short or longer time periods. The strategy may, at times, substantially underperform Funds that utilize other investment strategies, such as growth.
An investment in the Fund is not a deposit in USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The Fund has three classes of shares: Fund Shares, Institutional Shares, and Adviser Shares. The bar chart provides some indication of the risks of investing in the Fund and illustrates the Fund Shares class's volatility and performance from year to year for each full calendar year over the past 10 years. The table shows how the average annual total returns of the share classes for the periods indicated compared to those of the Fund's benchmark index and an additional index of funds with similar investment objectives. Performance reflects any expense limitations in effect during the periods shown.
Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. For the Fund’s most current performance information, log on to usaa.com or call (800) 531-USAA (8722) or (210) 531-8722.

RISK/RETURN BAR CHART
Annual Returns for Periods Ended December 31

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	18.14%	September 30, 2009
Lowest Quarter Return	-20.48%	December 31, 2008
Year-to-Date Return	3.32%	September 30, 2018
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the table are not relevant to you. Please note that after-tax returns are only shown for the Fund Shares and may differ for each share class.
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AVERAGE ANNUAL TOTAL RETURNS
For Periods Ended December 31, 2017

	Past 1 Year	Past 5 Years	Past 10 Years	Since Inception	Inception Date
Fund Shares
Return Before Taxes	15.15%	13.36%	7.55%
Return After Taxes on Distributions	13.25%	12.02%	6.80%
Return After Taxes on Distributions and Sale of Fund Shares	10.12%	10.55%	6.04%
Institutional Shares
Return Before Taxes	15.26%	13.48%	-	9.97%	8/1/2008
Adviser Shares
Return Before Taxes	14.86%	13.04%	-	12.13%	8/1/2010
Indexes
Russell 3000® Value Index (reflects no deduction for fees, expenses, or taxes)	13.19%	13.95%	7.19%	9.28%	8/1/2008*
Lipper Multi-Cap Value Funds Index (reflects no deduction for taxes)	14.06%	13.41%	6.67%	8.77%	8/1/2008*
* The performance of the Russell 3000 Value Index and the Lipper Multi-Cap Value Funds Index is calculated from the end of the month, July 31, 2008, while the inception date of the Institutional Shares is August 1, 2008. The performance of the Russell 3000 Value Index and Lipper Multi-Cap Value Funds Index is calculated from the end of the month July 31, 2010, while the inception date of the Adviser Shares is August 1, 2010. There may be a slight variation in performance because of the difference. The average annual total returns for the Russell 3000 Value Index and Lipper Multi-Cap Value Funds Index from July 31, 2010, through December 31, 2017, were 13.63% and 12.64%, respectively.
Investment Adviser
USAA Asset Management Company (“AMCO” or “Adviser”)
Subadviser
Barrow, Hanley, Mewhinney & Strauss, LLC (“BHMS”)
Portfolio Managers
Mark Giambrone, Managing Director and Portfolio Manager/Analyst, has co-managed the Fund since July 2004.
John P. Harloe, CFA, Managing Director and Portfolio Manager/Analyst, has co-managed the Fund since July 2004.
James S. McClure, CFA, Managing Director and Portfolio Manager, has co-managed the Fund since July 2004.
Michael B. Nayfa, CFA, Director and Portfolio Manager/Analyst, has co-managed the Fund since December 2017.
Terry L. Pelzel, CFA, Director and Portfolio Manager/Analyst, has co-managed the Fund since December 2017.
Purchase and Sale of Shares
Fund Shares:
You may purchase or sell Fund Shares through a USAA investment account on any business day through our website at usaa.com or mobile.usaa.com, or by telephone at (800) 531-USAA (8722) or (210) 531-8722. You also may purchase or sell Fund Shares through certain other financial intermediaries. If you have opened an account directly with the Fund, you also may purchase and sell Fund Shares by mail at P.O. Box 659453, San Antonio, Texas 78265-9825.
■	Minimum initial purchase: $3,000
■	Minimum subsequent investment: $50
Institutional Shares:
The Institutional Shares are not offered for sale directly to the general public. The minimum initial purchase is $1 million; however, the Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Adviser Shares:
Adviser Shares are available for investment through financial intermediaries. Your ability to purchase, exchange, sell, and transfer shares will be affected by the policies of the financial intermediary through which you do business. The minimum initial purchase is $3,000; however, financial intermediaries may set different investment minimums in certain circumstances.
Tax Information
The Fund intends to make distributions that generally will be taxed to you as ordinary income or long-term capital gains, unless you are a tax-exempt investor or you invest through an IRA, 401(k) plan, or other tax-deferred account (in which case you may be taxed later, upon withdrawal of your investment from such account).
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Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
98021-1218
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